UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	July 31, 2006
(Date of earliest event reported):	July 31, 2006

Commission File No. 0-10587

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01:

On July 31, 2006, Fulton Financial Corporation (“Fulton”) announced that it had made a strategic decision to combine two of its New Jersey subsidiary banks, First Washington State Bank and The Bank.  The combined entity will continue business as “The Bank”.  In addition, Fulton also announced that it had made a strategic decision to combine two of its Pennsylvania subsidiary banks, Premier Bank and Fulton Bank.  The combined entity will continue business as “Fulton Bank”.

The combination of banks will require the approval of the banks’ primary federal and state regulators.  The New Jersey banks and Fulton Bank are state nonmember banks.  Premier Bank is a state member bank.  It is anticipated that the transactions will be completed in the fourth quarter of 2006 or first quarter of 2007.

The press releases relating to this internal restructuring are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01 - Financial Statements and Exhibits

          (c) Exhibits

           See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2006	FULTON FINANCIAL CORPORATION By: /s/ R. Scott Smith R. Scott Smith Chairman, President and Chief Executive Officer

EXHIBIT INDEX

               Exhibit No.               Description

                 99.1                         Press Release, dated July 31, 2006

                 99.2                         Press Release, dated July 31, 2006

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